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                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
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Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: June 6, 2000

                      THE TRAVELERS INDEMNITY COMPANY OF AMERICA


                      By: /s/ Paul H. Eddy
                         --------------------------------------------
                         Name:  Paul H. Eddy
                         Title: Assistant Secretary


                      THE PHOENIX INSURANCE COMPANY

                      By: /s/ Paul H. Eddy
                         --------------------------------------------
                         Name:  Paul H. Eddy
                         Title: Assistant Secretary


                      THE TRAVELERS INDEMNITY COMPANY

                      By: /s/ Paul H. Eddy
                         --------------------------------------------
                         Name:  Paul H. Eddy
                         Title:  Assistant Secretary


                      TRAVELERS PROPERTY CASUALTY CORP.

                      By: /s/ Paul H. Eddy
                         --------------------------------------------
                         Name:  Paul H. Eddy
                         Title:  Assistant Secretary


                      THE TRAVELERS INSURANCE GROUP INC.

                      By: /s/ Joseph B. Wollard
                         --------------------------------------------
                         Name:  Joseph B. Wollard
                         Title:  Assistant Secretary


                      PFS SERVICES, INC.

                      By: /s/ Joseph B. Wollard
                         --------------------------------------------
                         Name:  Joseph B. Wollard
                         Title:  Secretary


                      ASSOCIATED MADISON COMPANIES, INC.

                      By: /s/ Joseph B. Wollard
                         --------------------------------------------
                         Name:  Joseph B. Wollard
                         Title:  Assistant Secretary


                      CITIGROUP INC.

                      By: /s/ Joseph B. Wollard
                         --------------------------------------------
                         Name:  Joseph B. Wollard
                         Title:  Assistant Secretary